
SERIES:      Heritage Series Trust
NUMBER:      1
NAME:        Small Cap Stock Fund

77. O. Transactions effected pursuant to Rule 10F3. (For the Six-Month Period Ended April 30, 2000)
                               Date of            Date offering     Purchase               Securities         Amount        Total
      Security:               Purchase:             Commenced:       Price:   Commission:  acquired from:    Purchased:    Offering:

Espeed Inc.                December 10, 1999    December 10, 1999    22.00      $0.86      Warburg           $132,000   $198,000,000
Gric Communications Inc.   December 15, 1999    December 15, 1999    14.00      $0.59      CIBC Oppenheimer  $284,200   $ 64,400,000
Quintus Corp.              November 16, 1999    November 16, 1999    18.00      $0.76      Donaldson, Lufkin $125,000   $ 81,000,000
                                                                                             & Jenrette
Sonicwall Inc.             November 11, 1999    November 11, 1999    14.00      $0.59      Bear Sterns       $182,000   $ 16,000,000
Virala Corp.               November 17, 1999    November 17, 1999    14.00      $0.67      Credit Suisse
                                                                                             First Boston    $ 73,500   $ 70,000,000
Xpedior Inc.               December 16, 1999    December 16, 1999    19.00      $0.80      Donaldson, Lufkin
                                                                                             & Jenrette      $279,300   $162,260,000
OTG SOFTWARE INC.          March 10, 2000       March 10, 2000       19.00      $1.33      Credit Suisse
                                                                                             First Boston    $ 24,225   $ 95,000,000



SERIES:      Heritage Series Trust
NUMBER:      6
NAME:        Aggressive Growth Fund

77. O. Transactions effected pursuant to Rule 10F3. (For the Six-Month Period Ended April 30, 2000)

                               Date of            Date offering     Purchase               Securities         Amount        Total
      Security:               Purchase:             Commenced:       Price:   Commission:  acquired from:    Purchased:    Offering:
Espeed Inc.                December 10, 1999    December 10, 1999    22.00      $0.86      Warburg Dillon    $132,000   $198,000,000
Quintus Corp.              November 16, 1999    November 16, 1999    18.00      $0.76      Donaldson, Lufkin
                                                                                             & Jenrette      $135,000   $ 81,000,000
Sonicwall Inc.             November 11, 1999    November 11, 1999    14.00      $0.59      Bear Sterns       $168,000   $ 56,000,000
United Parcel              November 09, 1999    November 09, 1999    50.00      $1.75      Mortan Stanley
  Service, Inc.                                                                              Dean Witter     $630,000 $5,470,000,000
Virala Corp.               November 17, 1999    November 17, 1999    14.00      $0.67      Credit Suisse
                                                                                             First Boston    $ 73,500   $ 70,000,000
Xpedior Inc.               December 16, 1999    November 16, 1999    19.00      $0.80      Donaldson, Lufkin
                                                                                             & Jenrette      $279,300   $162,260,000
OTG SOFTWARE INC.          March 10, 2000       March 10, 2000       19.00      $1.33      Credit Suisse
                                                                                             First Boston    $ 24,225   $ 95,000,000



SERIES:      Heritage Series Trust
NUMBER:      7
NAME:        Technology Growth Fund

77. O. Transactions effected pursuant to Rule 10F3. (For the Six-Month Period Ended April 30, 2000)

                               Date of            Date offering     Purchase               Securities         Amount        Total
      Security:               Purchase:             Commenced:       Price:   Commission:  acquired from:    Purchased:    Offering:
Cacheflow Inc.             November 19, 1999    November 19, 1999    24.00      $1.03      Morgan Stanley
                                                                                             Dean Witter     $ 60,000   $138,000,000
Espeed Inc.                December 10, 1999    December 10, 1999    22.00      $0.87      Warburg Dillon
                                                                                             Read LLC        $176,000   $198,000,000
AVENUE A, INC.             February 29, 2000    February 29, 2000    24.00      $1.68      Morgan Stanley
                                                                                             Dean Witter     $ 42,000   $126,000,000
OTG SOFTWARE INC.          March 10, 2000       March 10, 2000       19.00      $1.33      Credit Suisse
                                                                                             First Boston    $ 40,850   $ 95,000,000



SERIES:      Heritage Series Trust
NUMBER:      4
NAME:        Growth Equity Fund

77. O. Transactions effected pursuant to Rule 10F3. (For the Six-Month Period Ended April 30, 2000)

                               Date of            Date offering     Purchase               Securities         Amount        Total
      Security:               Purchase:             Commenced:       Price:   Commission:  acquired from:    Purchased:    Offering:
Cacheflow Inc.             November 19, 1999    November 19, 1999    24.00      $1.03      Morgan Stanley
                                                                                             Dean Witter     $ 72,000   $120,000,000
Espeed Inc.                December 10, 1999    December 10, 1999    22.00      $0.87      Warburg Dillon
                                                                                             Read LLC        $299,200   $198,000,000
United Parcel              November 09, 1999    November 09, 1999    50.00      $1.75      Morgan Stanley
  Service, Inc.                                                                              Dean Witter     $600,000 $5,470,000,000
Virala Corp.               November 17, 1999    November 17, 1999    14.00      $0.98      First Boston      $196,000   $ 70,000,000
AVENUE A, INC.             February 29, 2000    February 29, 2000    24.00      $1.68      Morgan Stanley
                                                                                             Dean Witter     $ 79,200   $126,000,000
OTG SOFTWARE INC.          March 10, 2000       March 10, 2000       19.00      $1.33      Credit Suisse
                                                                                             First Boston    $ 68,400   $ 95,000,000

